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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                Date of report (date of earliest event reported):
                                December 18, 2000


                       Daisytek International Corporation
               (Exact Name of Registrant as Specified in Charter)


       Delaware                    0-25400                 75-2421746
    ---------------             ------------           -------------------
    (State or other              (Commission            (I.R.S. Employer
    jurisdiction of             File Number)           Identification No.)
    incorporation)

                    1025 Central Expressway South, Suite 200
                               Allen, Texas 75013
          (Address of Principal Executive Offices, including zip code)


                                 (972) 881-4700
              (Registrant's Telephone Number, including area code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 4.  CHANGES IN CERTIFYING ACCOUNTANT.

         (a)      Information Required by Item 304(a)(1) of Regulation S-K.

                  (i) On December 18, 2000, Daisytek International Corporation (the "Company"), dismissed Arthur Andersen LLP ("Arthur Andersen") as the Company's independent public accountants.

                  (ii) The reports of Arthur Andersen on the Company's financial statements for the fiscal years ended March 31, 1999 and March 31, 2000 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

                  (iii) The decision to change accountants was recommended by the Audit Committee of the Board of Directors of the Company, and approved by the Board of Directors of the Company.

                  (iv) In connection with the audits of the Company's financial statements for each of the fiscal years ended March 31, 1999 and March 31, 2000, and in the subsequent interim periods, there were no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures which, if not resolved to the satisfaction of Arthur Andersen, would have caused Arthur Andersen to make reference to such matter in connection with its report.

                  (v) During the two most recent fiscal years and through the date of dismissal there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

         (b) On December 18, 2000 the Audit Committee of the Board of Directors recommended the engagement of Ernst & Young LLP ("Ernst & Young") as the Company's independent public accountants for its fiscal year ending March 31, 2001 and this decision was approved by the Board of Directors of the Company on December 18, 2000. During the two most recent fiscal years and through the date of engagement, the Company has not consulted with Ernst & Young on items regarding either: (1) the application of accounting principles to a specified transaction, either completed or proposed; (2) the type of audit opinion that might be rendered on the financial statements; or (3) the subject matter of any disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K) with the Company's former auditor.

         The Company has furnished Arthur Andersen with a copy of the foregoing disclosure and requested Arthur Andersen to furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the foregoing statements. A copy of the letter of Arthur Andersen to the Securities and Exchange Commission, dated December 22, 2000, is filed as Exhibit 16 hereto.



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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (a)    Financial statements of business acquired

                 Not applicable

          (b)    Pro forma financial information

                 Not applicable

          (c)    Exhibits

                 16 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated December 22, 2000.


                                       3
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     DAISYTEK INTERNATIONAL CORPORATION


                                     By:   /s/  RALPH MITCHELL
                                         ---------------------------------------
                                              Ralph Mitchell
                                              Chief Financial Officer,
                                              Executive Vice President - Finance



Dated:  December 22, 2000


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                                Index to Exhibits


  Exhibit
  Number             Description
  -------            -----------

    16               Letter from Arthur Andersen LLP to the Securities and
                     Exchange Commission dated December 22, 2000 regarding change in certifying accountant.